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                (Letterhead of Richard A. Eisner & Company, LLP)



                                                                   Exhibit 10



October 9, 2001

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

Re:  American Bio Medica Corporation
     Commission File #0-28666


Gentlemen:

We have read the above referenced Registrant's response to Item 4 - Changes in Registrant's Certifying Accountant with respect to its Current Report on Form 8-K dated October 9, 2001 and concur with the statements made therein.


Sincerely,

/s/ Richard A. Eisner & Company, LLP
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RICHARD A. EISNER & COMPANY, LLP